                                                                    EXHIBIT 99.2

              Unaudited Pro Forma Combined Condensed Financial Data

                                WEYCO GROUP, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA


We present below our historical and pro forma combined condensed financial data as of and for each of the periods indicated. The unaudited pro forma combined condensed financial data give effect to:

     - the borrowing of $44,165,000 under our $60,000,000 Reducing Revolving Line of Credit ("Line of Credit")

     - our acquisition of certain assets of Florsheim's U. S. wholesale business and 23 retail stores (see Item 2) and Florsheim's European operations (collectively the "Acquired Business") for a cash purchase price of $48.4 million, including $1.7 million of acquisition costs.

The unaudited pro forma combined condensed financial data are based on the estimates and assumptions included in the notes to the unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed financial data have been prepared using the purchase method of accounting in which the total cost of the Acquired Business acquisition is allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair market values at the effective date of the acquisition. Such allocations ultimately will be based on further management studies and due diligence and consequently are preliminary and subject to revision. We do not expect the final allocation of purchase price to differ materially from that presented in the pro forma data.

We combined our consolidated statements of income for the three months ended March 31, 2002 (unaudited) and for the year ended December 31, 2001 with Florsheim's consolidated statements of income for the three months ended March 30, 2002 (unaudited) and for the year ended December 29, 2001. Our 2001 fiscal year ended on December 31, 2001, while Florsheim's 2001 fiscal year ended on December 29, 2001. In order to present the Acquired Business's historical consolidated statements of income in accordance with our fiscal year, we combined financial data for the appropriate periods derived from the financial results reported by Florsheim. We also combined our March 31, 2002 unaudited consolidated balance sheet with the Acquired Business's March 30, 2002 unaudited consolidated balance sheet.

The unaudited pro forma combined condensed statements of income assume that our acquisition of the Acquired Business and the borrowings under the Line of Credit occurred on January 1, 2001. The unaudited pro forma combined condensed balance sheet assumes that the acquisition and this borrowing occurred on March 31, 2002.

The unaudited pro forma combined condensed financial data are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that might have been achieved had the transactions occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position. These pro forma amounts do not, therefore, project our financial position or results of operations for any future date or period. You should read the unaudited pro forma combined condensed financial data with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our historical consolidated financial statements and related notes included in our annual report on Form 10-K for the fiscal year ended December 31, 2001 and our quarterly on Form 10-Q for the quarter ended March 31, 2002.


              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 March 31, 2002
                                 (In Thousands)



                                                              ASSETS
                                                                                                                       Pro Forma
                                                                                                                       Combined
                                                                           Pro Forma                                   Statement
                                                           Adjustment      Statement                  Adjustment       After Debt
                                                            For Debt      After Debt     Acquired         for         Issuance and
                                            Weyco Group     Issuance       Issuance      Business     Acquisition     Acquisition
                                            -----------     --------       --------      --------     -----------     -----------
Current Assets
     Cash and cash equivalents               $  15,239    $  43,820(a)     $  59,059    $      --     $ (48,360)(b)    $  10,699
     Marketable securities                       2,969           --            2,969           --            --            2,969
     Accounts receivable, net                   26,872           --           26,872       10,902            --           37,774
     Inventories                                 7,027           --            7,027       21,664         2,166(c)        30,857
     Deferred income tax benefits                2,899           --            2,899           --            --            2,899
     Prepaid expenses and
      other current assets                         243          345(a)           588        1,100          (394)(d)        1,294
                                             ---------    ---------        ---------    ---------     ---------        ---------
Total current assets                            55,249       44,165           99,414       33,666       (46,588)          86,492

Marketable Securities                           12,180           --           12,180           --            --           12,180

Other Assets                                    10,329           --           10,329        1,707        (1,707)(d)       10,329

Trademark                                           --           --               --           --        14,097 (c)       14,097

Plant and Equipment (Net)                       14,996           --           14,996       13,060       (11,382)(d)       16,674
                                             ---------    ---------        ---------    ---------     ---------        ---------


                                             $  92,754    $  44,165        $ 136,919    $  48,433     $ (45,580)       $ 139,772
                                             =========    =========        =========    =========     =========        =========

                                              LIABILITIES & SHAREHOLDERS' INVESTMENT

Current Liabilities:
     Short-term borrowings                   $   2,700    $  (2,700)(a)    $      --    $      --            --        $      --
     Accounts payable                            3,818           --            3,818       12,474       (10,128)(d)        6,164
     Dividend payable                              450           --              450           --            --              450
     Accrued liabilities                         5,080           --            5,080        1,904        (1,642)(d)        5,342
     Accrued employee compensation                  --           --               --        1,177          (932)(d)          245
     Accrued income taxes                        1,892           --            1,892           --            --            1,892
                                             ---------    ---------        ---------    ---------     ---------        ---------
                Total current liabilities       13,940       (2,700)          11,240       15,555       (12,702)          14,093

Deferred Income Tax Liabilities                  3,476           --            3,476           --            --            3,476

Long-Term Debt                                      --       46,865(a)        46,865           --            --           46,865

Other Long-Term Liabilities                         --           --               --          518          (518)(d)           --

Shareholder Investments:
     Common stock                                3,746           --            3,746           --            --            3,746
     Other shareholders' investment             71,592           --           71,592           --            --           71,592

Business Equity                                     --           --               --       32,360       (32,360)(c)           --
                                             ---------    ---------        ---------    ---------     ---------        ---------

                                             $  92,754    $  44,165        $ 136,919    $  48,433     $ (45,580)       $ 139,772
                                             =========    =========        =========    =========     =========        =========



     (a) Reflects the borrowing of $44,165 under the Line of Credit and the reclassification of outstanding commercial paper borrowings to long term as they are now a component of the Line of Credit, along with $345 of debt issuance costs.
     (b) Reflects the use of cash to fund the purchase of the Acquired Business.
     (c) Reflects the purchase price allocation for the acquisition of the Acquired Business.
     (d) Reflects the purchase price allocation and the elimination of assets or liabilities not acquired in the acquisition.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                 March 31, 2002
                      (In Thousands, except per share data)

                                                                                                                      Pro Forma
                                                                                                                      Combined
                                                                            Pro Forma                                 Statement
                                                           Adjustment       Statement                Adjustment      After Debt
                                                            For Debt       After Debt     Acquired       for        Issuance and
                                              Weyco Group   Issuance        Issuance      Business   Acquisition     Acquisition
                                              -----------   --------        --------      --------   -----------     -----------
Net Sales                                       $ 35,722           --        $ 35,722     $ 20,454          --       $ 56,176

Cost of Sales                                     26,245           --          26,245       11,893          --         38,138
                                                --------     --------        --------     --------    --------       --------
               Gross earnings                      9,477           --           9,477        8,561          --         18,038

Selling and Administrative Expenses                6,187           --           6,187        6,904          --         13,091
                                                --------     --------        --------     --------    --------       --------
               Earnings from operations            3,290           --           3,290        1,657          --          4,947

Interest Income                                      267           --             267           --          --            267

Interest Expense                                     (17)        (357)(a)        (417)          --          --           (417)
                                                                  (43)(b)

Other Income and Expense                             (17)          --             (17)          --          --            (17)
                                                --------     --------        --------     --------    --------       --------
               Earnings before provision for
                    income taxes                   3,523         (400)          3,123        1,657          --          4,780

Provision for Income Taxes                         1,250         (156)(c)       1,094           --         646(d)       1,740
                                                --------     --------        --------     --------    --------       --------
               Net earnings                     $  2,273     $   (244)       $  2,029     $  1,657    $    646       $  3,040
                                                ========     ========        ========     ========    ========       ========


Weighted Average Shares
     Outstanding
          Basic                                    3,748                        3,748                                   3,748
          Diluted                                  3,797                        3,797                                   3,797

Earnings Per Share
          Basic                                 $    .61                     $    .54                                $    .81
                                                ========                     ========                                ========
          Diluted                               $    .60                     $    .53                                $    .80
                                                ========                     ========                                ========

          Cash dividends                        $    .12                     $    .12                                $    .12
                                                ========                     ========                                ========


     (a) Reflects the interest expense on the $44,165 of borrowings used to fund the acquisition of the Acquired Business. Interest is computed based upon $17,165 of commercial paper borrowings at an average rate of 2.2% and $27,000 of bank borrowings under the Line of Credit at an average rate of 3.89% (representing average 60-day LIBOR of 1.89% +2%). The overall weighted average interest rate was 3.23%.
     (b) Reflects the amortization of debt issuance costs over the term of the Line of Credit.

     (c) Reflects the related tax impact of the pro forma adjustments assuming a 39% statutory tax rate.
     (d) Reflects the related tax impact on the earnings of the Acquired Business assuming a 39% statutory tax rate.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                December 31, 2001
                      (In Thousands, except per share data)

                                                                                                                      Pro Forma
                                                                                                                      Combined
                                                                            Pro Forma                                 Statement
                                                           Adjustment       Statement                Adjustment      After Debt
                                                            For Debt       After Debt     Acquired       for        Issuance and
                                              Weyco Group   Issuance        Issuance      Business   Acquisition     Acquisition
                                              -----------   --------        --------      --------   -----------     -----------

Net Sales                                      $ 131,693    $      --       $ 131,693    $  90,904          --      $ 222,597

Cost of Sales                                     94,107           --          94,107       54,415          --        148,522
                                               ---------    ---------       ---------    ---------   ---------      ---------
               Gross earnings                     37,586           --          37,586       36,489          --         74,075

Selling and Administrative Expenses               24,232           --          24,232       34,641          --         58,873
                                               ---------    ---------       ---------    ---------   ---------      ---------
               Earnings from operations           13,354           --          13,354        1,848          --         15,202

Interest Income                                    1,022           --           1,022           --          --          1,022

Interest Expense                                    (296)      (2,221)(a)      (2,689)          --          --         (2,689)
                                                                 (172)(b)

Other Income and Expense                             621           --             621           --          --            621
                                               ---------    ---------       ---------    ---------   ---------      ---------

               Earnings before provision for
                    income taxes                  14,701       (2,393)         12,308        1,848          --         14,156

Provision for Income Taxes                         5,200         (933)(c)       4,267           --         721(d)       4,988
                                               ---------    ---------       ---------    ---------   ---------      ---------
               Net earnings                    $   9,501    $  (1,460)      $   8,041    $   1,848   $     721      $   9,168
                                               =========    =========       =========    =========   =========      =========


Weighted Average Shares
   Outstanding
       Basic                                       3,835                        3,835                                   3,835
       Diluted                                     3,861                        3,861                                   3,861

Earnings Per Share
          Basic                                $    2.48                    $    2.10                               $    2.39
                                               =========                    =========                               =========
          Diluted                              $    2.46                    $    2.08                               $    2.37
                                               =========                    =========                               =========


     (a) Reflects the interest expense on the $44,165 of borrowings used to fund the acquisition of the Acquired Business. Interest is computed based upon $17,165 of commercial paper borrowings at an average rate of 4.25% and $27,000 of bank borrowings under the Line of Credit at an average rate of 5.52% (representing average 60-day LIBOR of 3.52% +2%). The overall weighted average interest rate was 5.03%.
     (b) Reflects the amortization of debt issuance costs over the term of the Line of Credit.
     (c) Reflects the related tax impact of the pro forma adjustments assuming a 39% statutory tax rate.
     (d) Reflects the related tax impact on the earnings of the Acquired Business assuming a 39% statutory tax rate.